EXHIBIT 30(e)(i)

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                    APPLICATION FOR LIFE INSURANCE
                     OR POLICY CHANGE

                    [ ] The Prudential Insurance Company
                of America
                    [ ] Pruco Life Insurance Company
                A Subsidiary of The Prudential
                Insurance Company of America
Policy No. _____________________         Corporate Offices, Newark,
[ ] Check here if policy change.             New Jersey

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Name of primary proposed Insured (or current Insured, if policy change) (first, initial, last)

PART 1
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A. PERSONAL INFORMATION (PRIMARY PROPOSED INSURED)

1. Social Security No. __________________ 2. Sex: [ ]Male [ ] Female
3. Marital Status: [ ]Single [ ]Married [ ]Widowed [ ]Separated [ ] Divorced
4. Date of Birth: Mo._____ Day _____ Yr._____ 5. Age _____ 6. State of Birth
             (Country if not
            U.S.)_________
7. Billing Address (City, State and Zip):_____________________________________
8. Home Address (if different):_______________________________________________
9. Home Telephone Number( )_________ 10. Business Telephone Number( )_______
11. Current /Employer__________________________________________________________

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B. ALL OTHER PROPOSED INSUREDS (Include Applicant for Applicant's Waiver of
Premium Benefit)

Name Relationship to Sex Date of Age State of Total Life
primary proposed Birth Birth (country Insurance
Insured (mo., day, yr.) if not U.S.) in all
companies

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

C. COVERAGE INFORMATION

1. Plan of Insurance________________________ 2. Initial Amount $______________
If AL/VAL or applicable to
the product, check one: [ ]Level Death Benefit [ ]Variable Death Benefit

3. SUPPLEMENTARY BENEFITS AND RIDERS (Please indicate amount where applicable)
[ ] Waiver of Premium     [ ] Accidental Death Benefit $____________
[ ] Living Needs Benefit     [ ] Option to Purchase Additional Insurance

[ ] Applicant's Waiver of Premium $____________
[ ] Automatic Premium Loan     [ ] Option to Purchase Paid Up Life
         Insurance Additions (include details in special request)

OTHER RIDERS AND BENEFITS: (Please indicate amount where applicable)
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

D. BENEFICIARIES/OWNERSHIP (If Trust, provide name of trust, trustee and date of trust.)

1. Beneficiary: Name Relationship to primary proposed Insured Age
Primary (Class 1)____________________________________________________________
_____________________________________________________________________________

Contingent (Class 2)_________________________________________________________

2. Is the owner other than the primary proposed Insured? [ ] Yes [ ] No
If yes: Name_____________________________________________________________

Address ____________________________________________________________________

___________________________________ Owner's date of birth ___________________

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ORD 96200-96
(BAR/BATCH CODE HERE)
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E. PAYMENT DETAILS

1. Within the last 12 months, has any proposed Insured had a heart attack, stroke or cancer other than of the skin? [ ] Yes [ ] No
2. Is a medical examination required on:
Primary Proposed Insured? [ ] Yes [ ] No
Second Proposed Insured? [ ] Yes [ ] No
3. Premium Payment Mode: (collect full modal premium if prepaid)
[ ] Pru-matic [ ] Annual [ ,] Semi-annual [ ] Quarterly [ ] Monthly
[ ] Payroll Budget [ ] Gov't Allotment
4. Amount paid with this application $_______ [ ] None (Must be "None" if E1 is answered Yes, except Gibraltar
products.)
5. DATE PREMIUM COLLECTED________________________________________
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F. REPLACEMENT
For any proposed Insured, would this insurance replace or cause a change in any existing insurance or annuity in any company? [ ] Yes [ ] No

(If yes, give insurance company, plan, amount and policy number(s).
Enclose all required state replacement forms.)
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G. SPECIAL REQUESTS
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H. BACKGROUND ON PROPOSED INSUREDS
1. Total Life Insurance on the primary proposed Insured in effect ______________
Check here if None. [ ]
2. What are the primary proposed Insured's occupation and duties?_______________
3. Has any proposed Insured participated in the following activities within the last 2 years (or does anyone plan to do so in the future):

a. operated or had any duties aboard an aircraft, glider, balloon, or like device? [ ] Yes [ ] No
If yes, complete Aviation Questionnaire.
b. hazardous sports, such as auto, motorcycle, snowmobile or powerboat competitions/exhibitions; scuba diving; mountain climbing; parachuting;
sky diving or any other such sport or hobby? [ ] Yes [ ] No
If yes, complete Avocation Questionnaire.
For any questions answered yes below, give the details in 8.
4. Is any proposed Insured applying for or requesting reinstatement or policy change(s) of any other life or health insurance policy? If yes, give insurance company, policy plan and amount. [ ] Yes [ ] No
5. Has any proposed Insured been convicted of, or currently charged with, the commission of any criminal offense, other than the violation of a motor vehicle law within the last 5 years? [ ] Yes [ ] No
6. a. Primary Proposed Insured driver's license number and state of issue:
_________________________________________________________________________
b. Has any proposed Insured in the last 3 years:
(1.) had a driver's license denied, suspended or revoked? [ ] Yes [ ] No
(2.) been convicted of or cited for:
(a) 3 or more moving violations? [ ] Yes [ ] No
(b) driving under the influence of alcohol or drugs? [ ] Yes [ ] No
(3.) been involved as a driver in 2 or more auto accidents? [ ] Yes [ ] No
If yes, give details including type of violation, accident or reason for denial, suspension or revocation.
7. Does any proposed Insured plan to live or travel outside the United States or
Canada within the next 12 months? [ ] Yes [ ] No
If yes, give countries, purpose and duration of each trip.

8. Details of yes answers for questions 4-7. Give question number, proposed
Insured's name and full details
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________

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I. CHANGES MADE BY THE COMPANY (Not applicable in New Mexico and West Virginia)

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ORD 96200-96
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ANY PERSON WHO KNOWINGLY GIVES FALSE OR DECEPTIVE INFORMATION, WHEN COMPLETING
THIS APPLICATION, FOR THE PURPOSE OF DEFRAUDING THE COMPANY COULD BE FOUND
GUILTY OF INSURANCE FRAUD.
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On this page the words "I" and "my" refer to the primary proposed Insured and applicant, if different. The words "the Company" refer to the company checked at the beginning of this application. If a policy change, "I" and "my" refer to
Insured or Owner, if other than Insured.

TERMS AND CONDITIONS
No new coverage requested in this application starts on any proposed Insured until all required initial medical exams and tests agreed to are completed, even if an amount has been paid to the Company.

When the Company gives a Limited Insurance Agreement form dated on the same date shown below, coverage will start as written in that Agreement. Otherwise, coverage will start on the contract date, provided:

o The Company issues a contract and I accept it; and
o the first premium is paid in full while all proposed Insureds' health remains as stated in the application.

If the Company enters any change in section I, I approve the change by accepting the contract, unless the law requires written consent to changes. Then, a change can be made only if I approve it in writing. No agent can make or change a contract, or waive any of the Company's rights or requirements.

The beneficiary named in the application (or in the contract if requesting a policy change) is for insurance payable in either of the following cases:

o at the death of the primary Insured; and
o at the death of an Insured child after the death of the primary Insured if there is no Insured spouse.

If this is a policy change and no beneficiary has been named in the application, the beneficiary for any insurance payable will be carried over from the contract that is being changed.

The owner of the contract is the primary proposed Insured or applicant if other than the primary proposed Insured unless a different owner is named in the application. If this is a policy change, the ownership arrangement will be carried over from the contract that is being changed unless a different owner is named in the application. This is subject to any provisions for the automatic transfer of ownership stated in the contract. If joint owners are named, ownership will be with the right of survivorship unless otherwise specified.
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SIGNATURES
By signing below:

o I certify that to the best of my knowledge and belief the statements in this application are complete, true and correctly recorded.
o I understand that new coverage could be invalidated if any information in the application is materially misrepresented.
o I confirm that if I have requested the Living Needs Benefit, I have read the disclosures in the brochure (ORD 87246).
o I agree to the Terms and Conditions shown above and on the Important
Notice About Your Application, which I have received and read.

Signed at:_______________________________ on ___________________________________
(City/State) Date (month/day/year)

Signature of primary proposed Insured, if age 8 or over X_______________________
or current Insured, if policy change

Signature of Applicant, if different than primary
proposed Insured X ____________________________________________________________
or if a policy change, Signature of Owner, if different than Insured
If applicant is a firm or corporation, give that company's name and have an officer sign below.

Signature and title of Officer of firm or corporation X_________________________

Signature of Beneficiary, if policy change and rights are limited X_____________

Signature of Witness (Licensed Writing Representative must witness) X___________
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LICENSED WRITING REPRESENTATIVE'S CERTIFICATION:
Do you have any information, other than what is stated in this application, that indicates that any proposed Insured may replace or change any current insurance or annuity in any company? [ ] Yes [ ] No

Witness (Licensed Writing Representative must witness) X

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ORD 96200-96
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PART 2 -- MEDICAL INFORMATION
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SECTION A--TO BE COMPLETED FOR ALL CATEGORY II CHANGES AND PLANS OTHER THAN
GIBRALTAR

1. Doctor Information:
A. Primary Proposed Insured
Physician last consulted:_______________ Primary Physician:_________________
Date last seen:_________________________ Date last seen:____________________
Reason:_________________________________ Reason:____________________________
Address and Phone no.:__________________ Address and Phone no.:_____________
________________________________________ ___________________________________
________________________________________ ___________________________________
B. Second Proposed Insured or AWP Applicant
Physician last consulted:_______________ Primary Physician:_________________
Date last seen:_________________________ Date last seen:____________________
Reason:_________________________________ Reason:____________________________
Address and Phone no.:__________________ Address and Phone no.:_____________
________________________________________ ___________________________________
________________________________________ ___________________________________

2. Build: Height Weight
a. Primary Proposed Insured ________ _______
b. Second Proposed Insured or AWP Applicant ________ _______

3. Has either the primary proposed Insured or second
proposed Insured, if proposed for coverage, ever
used tobacco or other nicotine products? [ ] Yes [ ] No

If yes, give date last used: Cigarettes Any other nicotine product such as
(Mo/Yr) a cigar, pipe, smokeless tobacco,
nicotine gum or nicotine patch
(Mo/Yr)
Primary Proposed Insured ________________ _________________________________
Second Proposed Insured ________________ _________________________________

4. Has anyone proposed for coverage had:
a. chest pain, or any disorder of the heart or blood vessels?[ ] Yes [ ] No
b. high blood pressure? [ ] Yes [ ] No
c. cancer, tumor, leukemia, melanoma, or lymphoma? [ ] Yes [ ] No
d. diabetes or high blood sugar? [ ] Yes [ ] No
e. mental or psychiatric illness? [ ] Yes [ ] No
f. AIDS or any AIDS related condition, other sexually
transmitted diseases or positive test results for HIV? [ ] Yes { ] No
g. asthma or any disorder of the lungs? [ ] Yes [ ] No
h. any disorder of the brain or the nervous system? [ ] Yes [ ] No
i. hepatitis or any disorder of the liver, stomach or
intestines? [ ] Yes [ ] No
j. any disorder of the kidney or urinary tract? [ ] Yes [ ] No

5. Other than above, is anyone proposed for coverage currently taking prescription medication? [ ] Yes [ ] No

6. Other than above, has anyone proposed for coverage:
a. been a patient in a hospital or other medical facility? [ ] Yes [ ] No
b. in the last 5 years, had or been advised to have surgery, medical tests, or diagnostic procedures (ECGs, stress
test, X-rays, blood tests, urine tests, etc)? [ ] Yes [ ] No

7. Has anyone proposed for coverage:
a. used or is now using cocaine, amphetamines, marijuana,
heroin, or other drugs except as prescribed by a health
care provider? [ ] Yes [ ] No

8. Does anyone proposed for coverage have any disease, disorder or condition not indicated above? [ ] Yes [ ] No

9. Has anyone proposed for coverage had life or health insurance declined, postponed, or issued with an increased premium? [ ] Yes [ ] No

10. Has anyone proposed for coverage requested or received
disability or compensation benefits? [ ] Yes [ ] No
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ORD 96200-96
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11. Details of yes anwers for questions 4-10.
Question No. Illness, operation or other reason Dates and Name, address and telephone and proposed for any check-up, health care provider's duration number of health care
Insured's name advice, treatment and medications or illness providers and hospitals

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FOR ADDITIONAL MEDICAL DETAILS USE ANOTHER APPLICATION
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All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded. It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented.

________________ X__________________________ X_________________________________

Date Witness Signature of primary proposed
Insured (if age 15 or over)
otherwise Applicant (or Owner, if policy change)

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ORD 92200-96
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PART 2--MEDICAL INFORMATION
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SECTION B--TO BE COMPLETED FOR CATEGORY I CHANGES ONLY

1. Has either the primary proposed Insured or second
proposed Insured, if proposed for coverage, ever
used tobacco or other nicotine products? [ ] Yes [ ] No

If yes, give date last used: Cigarettes Any other nicotine product such as
(Mo/Yr) a cigar, pipe, smokeless tobacco,
nicotine gum or nicotine patch
(Mo/Yr)
Primary Proposed Insured ________________ __________________________________
Second Proposed Insured ________________ __________________________________

2. Has anyone proposed for coverage been declined or charged an increased premium for new life insurance or reinstatement of life insurance?
If yes, give details. [ ] Yes [ ] No
_____________________________________________________________________________
_____________________________________________________________________________

3. Is anyone proposed for coverage currently unable to perform the normal duties of their occupation and/or normal daily activities? If yes, give details.
[ ] Yes [ ] No
_____________________________________________________________________________
_____________________________________________________________________________

4. Within the last five (5) years, has anyone proposed for coverage:
a. taken prescription medication, or been treated for or diagnosed as having:
high blood pressure, any disease or disorder of the heart, arteries or veins, diabetes, cancer, respiratory disorder (including asthma, recurrent bronchitis, emphysema), a mental illness or psychiatric disorder or any disease or disorder of the nervous system, alcohol or drug use?
[ ] Yes [ ] No

b. been treasted for or diagnosed has having AIDS or any AIDS rrelated condition, other sexually transmitted diseases or positive test results for HIV? [ ] Yes [ ] No

5. Details of any "Yes" answer to question 4:

Question No. Illness, operation or other reason Dates and Name, address and telephone and proposed for any check-up, health care provider's duration number of health care
Insured's name advice, treatment and medications or illness providers and hospitals

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All the answers are, to the best of my knowledge and belief, complete, true and currectly recorded. It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented.

________________ X__________________________ X_________________________________
Date Witness Signature of primary proposed
Insured (if age 15 or over)
otherwise Owner
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ORD 96200-96
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PART 2 -- MEDICAL INFORMATION
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SECTION C--TO BE COMPLETED FOR GIBRALTAR PLANS ONLY

1. Doctor Information:
A. Primary Proposed Insured
Physician last consulted:_______________ Primary Physician:__________________
Date last seen:_________________________ Date last seen:_____________________
Reason:_________________________________ Reason:_____________________________
Address and Phone no.:__________________ Address and Phone no.:______________
________________________________________ ____________________________________
________________________________________ ____________________________________

B. Second Proposed Insured or AWP Applicant
Physician last consulted:_______________ Primary Physician:__________________
Date last seen:_________________________ Date last seen:_____________________
Reason:_________________________________ Reason:_____________________________
Address and Phone no.:__________________ Address and Phone no.:______________
________________________________________ ____________________________________

________________________________________ ____________________________________

2. Build: Height Weight
a. Primary Proposed Insured ________ _______
b. Second Proposed Insured or AWP Applicant ________ _______

3. Has either the primary proposed Insured or second
proposed Insured, if proposed for coverage, ever
used tobacco or other nicotine products? [ ] Yes [ ] No

If yes, give date last used: Cigarettes Any other nicotine product such as
(Mo/Yr) a cigar, pipe, smokeless tobacco,
nicotine gum or nicotine patch
(Mo/Yr)
Primary Proposed Insured ________________ __________________________________
Second Proposed Insured ________________ __________________________________

4. Within the last five (5) years, has anyone proposed for coverage:

a. taken prescription medication, or been treated
or diagnosed as having: high blood pressure, any
disease or disorder of the heart, arteries or
veins, diabetes, cancer, respiratory disorder
(including asthma, recurrent bronchitis,
emphysema), a mental illness or psychiatric
disorder or any disease or disorder of the
nervous system, alcohol or drug use? [ ] Yes [ ] No

b. been treated for or diagnosed as having AIDS or
any AIDS related condition, other sexually
transmitted diseases or positive test results
for HIV? [ ] Yes [ ] No

5. Has anyone proposed for coverage been declined or
charged an increased premium for new life insurance
or reinstatement of life insurance? [ ] Yes [ ] No

6. Is anyone proposed for coverage unable to perform
the normal duties of their occupation and/or normal
daily activities? [ ] Yes [ ] No

Please include the details of any "Yes" answer to questions 4-6: _______________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded. It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented.

____________ X_____________ X_______________________________________________
Date Witness Signature of primary proposed insured (if age 15 or over) otherwise Applicant
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ORD 96200-96